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                                                                    EXHIBIT 10.8



                                 AMENDMENT NO. 3

         This Amendment No.3 dated as of [effective date] (the "Agreement"), is among Integrated Electrical Services, Inc., a Delaware corporation (the "Borrower"), Bank of America, N.A., as agent (the "Agent"), and the financial institutions parties to the Credit Agreement defined below (the "Banks").

                                  INTRODUCTION

         Reference is made to the Credit Agreement dated as of July 30, 1998 (as amended, the "Credit Agreement"), among the Borrower, the Banks, and NationsBank, N.A., predecessor in interest to the Agent, the defined terms of which are used herein unless otherwise defined herein. In connection with the issuance of certain subordinated notes, the Borrower, the Banks, and the Agent have agreed to modify the Credit Agreement to include such notes as Senior Subordinated Notes and to make other amendments to the Credit Agreement as set forth herein in connection therewith.

         Therefore, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Banks, and the Agent hereby agree as follows:

Section I.        Amendment.
                  ---------

         1. The definition of "Senior Subordinated Notes" is replaced in its entirety with the following:

                  "Senior Subordinated Notes" means: (i) the outstanding $150,000,000 9 3/8% Senior Subordinated Notes due 2009, Series B (the "Series B Notes"), issued by the Borrower, (together with the subsidiary guarantees thereof), (ii) the $75,000,000 9 3/8% Senior Subordinated Notes due 2009, Series C (the "Series C Notes") to be issued by the Borrower (together with the subsidiary guarantees thereof), provided however that such Series C Notes are issued substantially on the terms and conditions described in the "Description of the Notes" contained in the preliminary Offering Memorandum dated August [ ], 1999, and attached hereto as Exhibit A, together with such changes thereto as the Agent shall approve and (iii) the $225,000,000
         9 3/8% Senior Subordinated Notes, due 2009, Series D (the "Series D Notes") to be issued by the Borrower (together with the subsidiary guarantees thereof), provided however that such Series D Notes are (a) issued only in exchange for the Series B Notes and the Series C Notes, and (b) have terms substantially identical to the terms of the Series B Notes and the Series C Notes.


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         Section II. Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) this Agreement constitutes legal, valid, and binding obligations of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and (c) upon the effectiveness of this Agreement and the amendment of the Credit Documents as provided for herein, the representations and warranties contained in each Credit Document are true and correct in all material respects, no Event of Default exists under the Credit Documents, and there shall have occurred no event which with notice or lapse of time would become an Event of Default under the Credit Documents.

         Section III. Effect on Credit Documents. As amended herein, the Credit Documents remain in full force and effect. Except as specifically set forth herein, nothing herein shall act as a waiver of any of the Agent=s or the Banks= rights under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower must continue to comply with the terms of the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under other Credit Documents.

         Section IV. Effectiveness. This Agreement shall be effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, the Agent, and the Majority Banks.

         Section V. Miscellaneous. The miscellaneous provisions of the Credit Agreement apply to this Agreement. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas. This Agreement may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.


         THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


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         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         EXECUTED as of the date first above written.


                                            BORROWER:

                                            INTEGRATED ELECTRICAL SERVICES, INC.


                                            By:
                                                -------------------------------
                                                     Jim P. Wise
                                                     Senior Vice President and
                                                     Chief Financial Officer


                                            AGENT:

                                            BANK OF AMERICA, N.A., as Agent


                                            By:
                                                -------------------------------
                                                     Albert L. Welch
                                                     Senior Vice President


                                            BANKS:

                                            BANK OF AMERICA, N.A., as Agent


                                            By:
                                                -------------------------------
                                                     Albert L. Welch
                                                     Senior Vice President


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                                            BANK OF SCOTLAND


                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                            COMERICA BANK - TEXAS


                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                            NATIONAL CITY BANK OF KENTUCKY


                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                            PARIBAS


                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------



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                                            THE BANK OF NOVA SCOTIA

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------



                                            CENTURA BANK


                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------



                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------



                                            FIRST AMERICAN NATIONAL BANK


                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------



                                            SUNTRUST BANK, ATLANTA


                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------



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